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                                                                    Exhibit 10.9


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                                MERGER AGREEMENT

                                      Among

                              NBC ACQUISITION CORP.

                             EXECUTING SHAREHOLDERS

                                       and

                                NBC MERGER CORP.



                                 January 6, 1998


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                                MERGER AGREEMENT

            THIS AGREEMENT is made as of January 6, 1998, among NBC Merger Corp., a Delaware corporation ("Buyer"), NBC Acquisition Corp., a Delaware corporation (the "Company"), and, upon execution of a counterpart hereof, each of the Persons executing this Agreement as an Executing Shareholder (collectively referred to herein as the "Executing Shareholders" and individually as an "Executing Shareholder"). Unless otherwise provided, capitalized terms used herein are defined in Article XI below.

            The Persons listed on the Shareholders Schedule attached hereto (collectively referred to as the "Shareholders" and individually as a "Shareholder") own all of the issued and outstanding capital stock of the Company, which as of the date hereof consists of 2,755,776 shares of Class A Common Stock, par value $.01 per share (the "Class A Common"), and 48,148 shares of Class B Common Stock, par value $.01 per share (the "Class B Common"). In addition, certain of the Shareholders own options to acquire in the aggregate 200,000 shares of Class A Common (the "Shareholder Options"), and certain other Shareholders own warrants to acquire 381,818 shares of Class A Common (the "Warrants"). The outstanding shares of Class A Common and Class B Common are referred to collectively as the "Shares."

            The Company owns all of the issued and outstanding shares of capital stock of Nebraska Book Company, Inc., a Kansas corporation (the "Subsidiary").

            Subject to the terms and conditions set forth herein, the boards of directors of the Company and Buyer have approved the merger (the "Merger") of Buyer with and into the Company, such that the Company shall be the surviving corporation (the "Surviving Corporation"), with the effect that (a) all Shares (including shares issued upon the exercise of Options or Warrants after the date hereof but before the Closing) shall either be converted into the right to receive an amount of cash consideration or (pursuant to Section 3.04 hereof) shall remain outstanding as an equal number of shares of common stock, par value $0.01, of the Surviving Corporation ("Surviving Corporation Shares"), (b) all Warrants and Options shall be converted into the right to receive an amount of cash consideration, and (c) all shares of common stock, par value $0.01, of Buyer ("Buyer Shares") issued and outstanding prior to the Closing shall be converted into an equal number of Surviving Corporation Shares. Prior to or contemporaneous with the Closing hereunder, the Company shall offer to redeem and cancel all of the issued and outstanding options to purchase the Company's capital stock which are owned by individuals other than Shareholders (the "Non-Shareholder Options") as provided in Section 6.06 below.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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                                    ARTICLE I
                      MERGER, EFFECTS OF MERGER AND CLOSING

            1.01 Merger of Buyer with and into the Company. In accordance with the provisions of this Agreement and the Delaware General Corporations Law (the "DGCL"), at the Closing (as defined below), Buyer shall be merged with and into the Company, which shall continue as the Surviving Corporation. At the Closing, the separate existence and corporate organization of Buyer shall cease and each Buyer Share issued and outstanding immediately prior to the Closing shall be converted into a Surviving Corporation Share as set forth herein.

            1.02 Effect of the Merger.

                  (a) Certificate of Incorporation. Article 4 of the Certificate of Incorporation of the Surviving Corporation shall be amended to read in its entirety as follows:

            "The total number of shares of stock that this corporation shall have authority to issue is Five Million (5,000,000) shares of Class A Common Stock, $.01 par value per share ("Common Stock"). Each share of Common Stock shall be entitled to one vote."

                  (b) By-laws. The By-laws of Buyer as in effect immediately prior to the Closing shall be the By-laws of the Surviving Corporation until altered, amended or repealed as provided therein and in the Certificate of Incorporation of the Surviving Corporation.

                  (c) Officers and Directors. The officers and directors of Buyer immediately prior to the Closing shall become the officers and directors of the Surviving Corporation until their respective successors are duly appointed or elected and qualified.

            1.03 Effect of Merger. (a) At the Closing, the Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto: (i) the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public and private nature, and shall be subject to all the restrictions, disabilities and duties of each of Buyer and the Company (the "Constituent Corporations"); (ii) all property, real, personal and mixed, and all debts due to either Constituent Corporation on whatever account, including all choses in action and other things belonging to the Constituent Corporations, shall be vested in the Surviving Corporation; (iii) all property, rights, privileges, powers and franchises, and every other interest of each of the Constituent Corporations shall be, from and after the Closing Date, the property of the Surviving Corporation and the title to any real estate vested by deed or otherwise in the Constituent
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Corporations shall not revert or be impaired in any way by this Agreement or the
Merger provided for herein, but all rights of creditors and all liens upon any property of either Constituent Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall, from and after the Closing, attach to and become the debts, liabilities and duties of the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation; and (iv) all transfers vesting in the Surviving Corporation referred to herein shall be deemed to occur by operation of law and no consent or approval of any other person shall be required in connection with any such transfer or vesting unless such consent or approval is specifically required in the event of merger or consolidation by law or express provision of any contract, agreement, decree, order or other instrument to which either or both of the Constituent Corporations is a party or is bound.

                  (b) The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability or obligation due or to become due, and no claim or demand for any cause existing against either Constituent Corporation or any stockholder, officer or director thereof, shall be released or impaired by the Merger. No action or proceeding, whether civil or criminal, then pending by or against either Constituent Corporation or any stockholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred. The Surviving Corporation may be substituted in any such action or special proceeding in place of either Constituent Corporation.

                  (c) At the Closing, the accounting entries with respect to the assets, liabilities, capital, surplus and any and all other items of the Constituent Corporations shall be taken up on the books of the Surviving Corporation at the amounts which they, respectively, are then carried on the books of said Constituent Corporations, subject to such adjustments as may be appropriate in giving effect to the Merger.

            1.04 Additional Actions. If, at any time after the Closing, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Buyer or the Company acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purpose of this Agreement, Buyer and the Company and their respective proper officers and directors shall be deemed to have granted to the Surviving Corporation and its proper officers and directors, and each of them, an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation, and each of
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them, are fully authorized in the name of Buyer and the Company or otherwise to take any and all such action.

            1.05 The Closing.

            (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York, 10019, on February 11, 1998 or on such other date as is mutually agreeable to Buyer and the Shareholders' Representative. The date and time of the Closing are herein referred to as the "Closing Date."

            (b) Subject to the terms and conditions set forth in this Agreement, the parties hereto shall consummate the following "Closing Transactions" on the Closing Date:

            (i) the Shareholders' Representative (on behalf of the Shareholders other than Dissenting Shareholders) shall deliver to Buyer stock certificates representing the Shares of such Shareholders and instruments evidencing such Shareholders' Warrants and such Shareholders' Shareholder Options, accompanied by duly executed letters of transmittal in the form of Exhibit A (each a "Letter of Transmittal").

            (ii) Buyer shall deliver to the Shareholders' Representative (on behalf of the Shareholders who submit duly executed Letters of Transmittal
      (x) an aggregate amount equal to the amounts into which Shares, Warrants and Options represented by duly executed Letters of Transmittal from such Shareholders are to be converted pursuant to Sections 3.02(b)(i), (c) and
      (d) and (y) certificates representing Surviving Corporation Shares to be issued to certain Shareholders pursuant to Section 3.02(b)(ii);

            (iii) Buyer shall repay, or cause to be repaid, on behalf of the Company and the Subsidiary, as a reduction of the Merger Consideration as provided in Section 3.01(a), all amounts necessary to discharge fully the then outstanding balance of the Indebtedness listed on the Indebtedness Schedule by wire transfer of immediately available funds as directed by the holders of such Indebtedness at or prior to the Closing; and

            (iv) Buyer shall cause the Certificate of Merger, substantially in the form of Exhibit B hereto, to be filed with the Secretary of State of the State of Delaware.

            (v) Buyer, the Company and the Shareholders' Representative (on behalf of the Shareholders) shall make such other deliveries as are required by and in accordance with Article II hereof.
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                                   ARTICLE II
                              CONDITIONS TO CLOSING

            2.01 Conditions to Buyer's Obligations. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions as of the Closing Date, any one or more of which may be waived by Buyer:

            (a) The representations and warranties set forth in Article IV hereof shall be true and correct in all material respects (except to the extent qualified as to materiality, in which case such representations and warranties shall be true and accurate in all respects, after giving effect to such materiality) at and as of the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except for (i) events contemplated by this Agreement and (ii) those representations and warranties that address matters only of a particular date (which shall be true and correct in all material respects (except to the extent qualified as to materiality, in which case such representations and warranties shall be true and accurate in all respects, after giving effect to such materiality) as of such date);

            (b) The Company shall have performed in all material respects all of the covenants and agreements (except to the extent qualified as to materiality, in which case such covenants and agreements shall have been performed in all respects, after giving effect to such materiality) required to be performed by it under this Agreement at or prior to the Closing;

            (c) The applicable waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 ( the "HSR Act") shall have expired or been terminated, and all other material governmental filings, consents, authorizations and approvals that are required for the consummation of the transactions contemplated hereby (all of which items are set forth on the Governmental Consents Schedule attached hereto) shall have been made and obtained;

            (d) No judgment, decree or order shall have been entered and remain in effect which prevents the performance of this Agreement or the consummation of any of the transactions contemplated hereby, declares unlawful the transactions contemplated by this Agreement or causes such transactions to be rescinded;

            (e) On or prior to the close of business on January 26, 1998, the Company shall have consummated the acquisition of Collegiate Services Corporation ("CSC") and the consummation of such acquisition shall have taken place substantially in the manner described on Schedule 2.01(e). If the condition contained in this Section 2.01(e) is not satisfied by such date, Buyer may give notice to the Company, on or prior to the close of business on February 2, 1998, of its intention not to consummate the transaction contemplated by this
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Agreement. If Buyer fails to give such notice within the prescribed period, the condition in this Section 2.01(e) shall be deemed satisfied;

            (f) The Company shall have redeemed and canceled, or simultaneously with the Closing shall redeem and cancel, all of the Non-Shareholder Options;

            (g) Prior to January 15, 1998, Shareholders who own not less than 95% of the Shares shall have executed this Agreement as Executing Shareholders or the Executing Shareholders shall have agreed to bear their Pro Rata Share of 95% of any Losses that may be the subject of indemnification under Section 10.02(a). If the condition contained in this Section 2.01(g) is not satisfied prior to close of business on January 15, 1998, Buyer may give notice to the Company, prior to close of business on January 20, 1998, of its intention not to consummate the transactions contemplated by this Agreement. If Buyer fails to give such notice prior to close of business on January 20, 1998, the condition in this Section 2.01(g) shall be deemed satisfied;

            (h) The holders of not more than two percent of the Shares shall have perfected appraisal rights under Section 262 of the DGCL with respect to the Merger;

            (i) The Persons listed on Schedule 2.01(i) shall have elected to convert, in aggregate, a number of Shares equal to $3,850,000 divided by the Per Share Cash Consideration Amount into Surviving Corporation Shares; and

            (j) The Company or the Shareholders' Representative (on behalf of the Shareholders who wish to participate in the Merger), as the case may be, shall have delivered to Buyer each of the following:

                  (i) a certificate of the Company in the form set forth in Exhibit C attached hereto, dated the Closing Date, stating that the preconditions specified in subsections (a) through (i) hereof, inclusive, have been satisfied;

                  (ii) copies of the governmental consents required by subsection (c) above;

                  (iii) the stock certificates representing the Shares, the instruments representing the Warrants and the instruments representing the Shareholder Options from the Shareholders, in each case duly endorsed for transfer or assignment or accompanied by duly executed Letters of Transmittal;

                  (iv) all minute books, stock books, ledgers and registers, corporate seals and other corporate records relating to the organization, ownership and maintenance of the Company and its Subsidiary; and
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                  (v) a copy of the Company's Certificate of Incorporation,
      certified by the Secretary of State of Delaware, and Certificate of Good Standing from the Secretary of State of Delaware evidencing the Company's good standing in such jurisdiction, and a copy of the Subsidiary's Certificate or Articles of Incorporation, certified by the Secretary of State of Kansas, and a Certificate of Good Standing from the Secretary of State of Kansas, and each state wherein the Subsidiary is duly qualified evidencing the Subsidiary's good standing therein.

            2.02 Conditions to the Company's Obligations. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions as of the Closing Date, any one or more of which may be waived by the Company:

            (a) The representations and warranties set forth in Article V hereof shall be true and correct in all material respects (except to the extent qualified as to materiality, in which case such representations and warranties shall be true and accurate in all respects, after giving effect to such materiality) at and as of the Closing as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except for those representations and warranties that address matters only as of a particular date (which shall be true and correct in all material respects (except to the extent qualified as to materiality, in which case such representations and warranties shall be true and accurate in all respects, after giving effect to such materiality) as of that date);

            (b) Buyer shall have performed in all material respects all the covenants and agreements (except to the extent qualified as to materiality, in which case such covenants and agreements shall have been performed in all respects, after giving effect to such materiality) required to be performed by it under this Agreement at or prior to the Closing;

            (c) No judgment, decree or order which prevents the performance of this Agreement or the consummation of any of the transactions contemplated hereby, declares unlawful the transactions contemplated by this Agreement or causes such transactions to be rescinded shall have been entered and remain in effect;

            (d) The applicable waiting periods, if any, under the HSR Act shall have expired or been terminated, and all other material governmental filings, consents, authorizations and approvals that are required for the consummation of the transactions contemplated hereby shall have been duly made and obtained;

            (e) Buyer shall have delivered to the Shareholders' Representative (on behalf of the Shareholders) a certificate in the form set forth as Exhibit D attached hereto, dated the

Closing Date, stating that the preconditions specified in subsections (a) through (d) hereof, inclusive, have been satisfied;

            (f) The Closing Transactions set forth in Section 1.04(b)(ii) and
(iii) shall have been completed.

                                   ARTICLE III
                          CONSIDERATION, CONVERSION OF
                       SHARES AND DISSENTING SHAREHOLDERS

            3.01 Merger Consideration.

            (a) The "Merger Consideration" shall be equal to $245.0 million (i) minus the amount, as of the Closing Date, of Indebtedness required to be described on the Indebtedness Schedule, (ii) minus the Option Payment, if any, and (iii) plus an amount equal to the sum of (x) the lesser of (A) $5,000,000 or
(B) the amount of Excess Cash plus (y) 75% of the excess, if any, of Excess Cash over $6,666,667.00; as adjusted pursuant to subsection (b) below.

            (b) If the Closing occurs after February 11, 1998 (other than as the result of a breach of a covenant, representation or warranty contained herein by the Company or the Shareholders or by reason of the failure of any of the conditions precedent to the obligations of Buyer contained in Section 2.01, provided that the failure of the condition precedent under Section 2.01(c) shall not prevent the incurrence of the increase to Merger Consideration provided in this Section 3.01(b) in the event that Buyer's filing under the HSR Act is filed later than four business days after the date hereof), then the Merger Consideration shall be increased by an amount equal to $67,123.29 per day for each day between and including February 11, 1998 to, but not including, the Closing Date.

            3.02 Automatic Conversion of Outstanding Shares. At the Closing:

                  (a) Each issued and outstanding Buyer Share shall, by virtue of the Merger and without any action on the part of any person or entity, be converted into a Surviving Corporation Share.

                  (b) Each Share shall, by virtue of the Merger and without any action on the part of any person or entity, either (i) be converted into the right to receive payment of cash consideration in an amount equal to (x) the sum of (A) the Merger Consideration plus (B) an amount (if any) equal to the aggregate exercise price of the Shareholder Options and the Warrants which are to be converted to the right to receive payment under Sections 3.02(c)
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and (d) between the date hereof and the Closing divided by (y) the number of
Shares at Closing plus the number of Shares that would be required to be issued if all of the Shareholder Options and Warrants were exercised prior to Closing (the "Per Share Cash Consideration Amount") or (ii) subject to Section 3.04, remain outstanding as a Surviving Corporation Share.

                  (c) Each Shareholder Option shall, by virtue of the Merger and without any action on the part of any person or entity, be converted into the right to receive payment of cash consideration in an amount equal to (i) the number of shares for which such option is exercisable, multiplied by (ii) the Per Share Cash Consideration Amount less the per-share exercise price applicable to such option.

                  (d) Each Warrant shall, by virtue of the Merger and without any action on the part of any person or entity, be converted into the right to receive payment of cash consideration in an amount equal to (i) the number of shares for which such Warrant is exercisable, multiplied by (ii) the Per Share Cash Consideration Amount less the per-share exercise price applicable to such Warrant.

                  (e) The Surviving Corporation shall be entitled to deduct from the cash consideration payable pursuant to clauses (c) and (d) above any amounts required to satisfy any federal, state, or local withholding tax requirements.

            3.03 Exchange of Shares. As soon as practicable after the Closing, the Surviving Corporation shall mail or deliver to each former Company record holder whose outstanding shares have been converted into Surviving Corporation Shares as provided in Section 3.02(b)(ii) and who has surrendered his share certificates representing Shares together with a duly executed Letter of Transmittal, indicating his election to convert such Shares, a certificate representing that aggregate number of Surviving Corporation Shares to which such former Company record holder is entitled pursuant to Section 3.02(b)(ii).

            3.04 Converting Company Stockholders. Each Person named on Schedule 2.01(i), by executing a counterpart of this Agreement and delivering a Letter of Transmittal to the Company at or prior to the Closing, may designate in such Letter of Transmittal the number of Shares to be converted into Surviving Corporation Shares and the number of Shares to be converted into the right to receive cash consideration.

            3.05 Dissenting Stockholders

                  (a) Election. The provisions of Article III to the contrary notwithstanding, any Shares as to which the holder thereof shall have properly demanded appraisal in accordance with the requirements of Section 262 of the DGCL (any holder duly making such demand is referred to herein as a "Dissenting Stockholder") shall not be converted into the right to receive the Per Share Cash Consideration Amount or to convert such Shares into Surviving Corporation Shares, unless and until such holder shall have failed to perfect, or shall have effectively withdrawn or lost, the right to appraisal of and payment for such Shares under Section 262 of the DGCL. In the event that a notice of exercise of appraisal rights under
Section 262 of the DGCL was not required prior to the Closing, at such time as a holder of Shares subsequently properly demands appraisal rights, certificates for Shares as to which such appraisal rights are properly demanded (to the extent such certificates have not theretofore surrendered pursuant to Section 3.03) shall thereupon cease to represent the right to receive the Per Share Cash Consideration Amount, and shall represent only the right to receive payment for such shares under Section 262 of the DGCL.

                  (b) Payment. Each Dissenting Stockholder who becomes entitled, pursuant to the provisions of Section 262 of the DGCL, to payment of the value of its Shares shall receive payment therefor from the Company (but only after the value thereof shall have been agreed upon or finally determined pursuant to such provisions). If a Dissenting Stockholder fails to perfect, or effectively withdraws or loses the right to receive payment for such Shares, pursuant to
Section 262 of the DGCL, such Dissenting Stockholder (to the extent the certificates representing such shares have not theretofore been surrendered in accordance with Section 3.03) shall be entitled to convert such Shares as provided in Section 3.01(b)(i).

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to Buyer that:

            4.01 Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own and operate its properties and to carry on its businesses as now conducted, except where the failure to hold such authorizations, licenses and permits would not have a Material Adverse Effect. The Company has made available to Buyer complete and correct copies of the certificate of incorporation, by-laws and minute books, each as currently in effect, of the Company.

            4.02 Subsidiaries. Except as set forth on the attached Subsidiary Schedule, neither the Company nor the Subsidiary own or hold the right to acquire any stock, partnership interest or joint venture interest or other equity ownership interest in any other corporation, organization or entity. The Company owns all of the issued and outstanding capital stock of the Subsidiary. The Subsidiary is duly organized, validly existing and in good standing under the laws of the State of Kansas, has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own its properties and to carry on its businesses as now conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify, except where the failure to hold such authorizations, licenses and permits or to be so qualified would not have a Material Adverse Effect. The Company has made available to Buyer complete and correct copies of the certificate of incorporation, by-laws and minute books, each as currently in effect, of the Subsidiary.

            4.03 Authorization; No Breach. Except as set forth on the attached Authorization Schedule, the execution, delivery and performance of this Agreement by the Company and the Shareholders and the consummation of the transactions contemplated hereby do not conflict with or result in any material breach of, constitute a material default under, result in a material violation of, result in the creation of any material lien, security interest, charge or encumbrance upon any material assets of the Company or the Subsidiary, or require any material authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Company's or the Subsidiary's certificate of incorporation or bylaws or any material indenture, mortgage, lease, loan agreement or other agreement or instrument to which the Company or the Subsidiary is bound, or any law, statute, rule or regulation or order, judgment or decree to which the Company or the Subsidiary is subject. None of the foregoing items shall be deemed to be "material" unless the failure to meet the requirements thereof, in combination with all other failures to meet such requirements, would have a Material Adverse Effect. This Agreement and the other agreements being entered into herewith have been duly authorized and approved by the board of directors of the Company and the requisite number of stockholders of the Company by consent in lieu of a meeting and have been duly executed and delivered by the Company and, assuming that this Agreement is a valid and binding obligation of Buyer, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws and to general principles of equity (whether considered in proceedings at law or in equity).

            4.04 Capital Stock. The authorized number of shares of capital stock of the Company consist of the following: 4,500,000 shares of Class A Common and 500,000 shares of Class B Common. As of the date hereof, 2,755,776 shares of Class A Common and 48,148 shares of Class B Common are issued and outstanding and are owned of record by the Shareholders in the amounts as set forth on the Shareholders Schedule. All of the outstanding shares of capital stock of the Company and the Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable. Except as set forth on the Capital Stock Schedule, neither the Company nor the Subsidiary has any other capital stock, equity securities or securities containing any equity features authorized, issued or outstanding, and there are no agreements, options, warrants or other rights or arrangements existing or outstanding which provide for the sale or issuance of any of the foregoing by the Company or the Subsidiary. Except for the Warrants and the Shareholder Options and as set forth on the Capital Stock Schedule, there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire any shares of capital stock or other equity securities of the Company or the Subsidiary of any kind. Except as set forth on the Capital Stock Schedule, there are no agreements or other obligations (contingent or otherwise) which require the Company or the Subsidiary to repurchase or otherwise acquire any shares of the Company's capital stock or other equity securities.

            4.05 Financial Statements; Cost Reports. The Company has furnished Buyer with copies of (i) its unaudited consolidated balance sheet as of September 30, 1997, and the related statement of income for the fiscal period then ended (the "Unaudited Financial Statements" and such balance sheet referred to herein as the "Latest Balance Sheet") and (ii) its audited consolidated balance sheet and statements of income and cash flows for the fiscal years ended March 31, 1997 and March 31, 1996 (the "Audited Financial Statements," and collectively with the Unaudited Financial Statements, the "Financial Statements"). Except as set forth on the attached Accounting Schedule, such Financial Statements have been based upon the information contained in the Company's and the Subsidiary's books and records, have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods indicated, and present fairly in all material respects the financial condition and results of operations of the Company and the Subsidiary as of the times and for the periods referred to therein, subject in the case of the Unaudited Financial Statements to (i) the absence of footnote disclosure and other presentation items and (ii) changes resulting from normal year-end adjustments.

            4.06 Absence of Certain Developments. Since the date of the Latest Balance Sheet (the "Latest Balance Sheet Date"), there has not been any change, occurrence or event which (individually or together with other changes, occurrences or events) has had or will have a Material Adverse Effect on the Company and the Subsidiary, taken as a whole. Except as set forth on the attached Developments Schedule and except as expressly contemplated by this Agreement, since the Latest Balance Sheet Date, neither the Company nor the Subsidiary has:

                  (a) borrowed any amount or incurred or become subject to any material liabilities, except liabilities incurred in the ordinary course of business, liabilities under contracts entered into in the ordinary course of business and borrowings from banks (or similar financial institutions) necessary to meet ordinary course working capital requirements;

                  (b) mortgaged, pledged or subjected to any lien, charge or other encumbrance, any material portion of its assets, except liens for current property taxes not yet due and payable and mechanics', materialmen's and contractors' liens or encumbrances incurred in the ordinary course of business;

                  (c) sold, assigned or transferred any material portion of its tangible assets, except in the ordinary course of business;

                  (d) sold, assigned or transferred any material patents, trademarks, trade names, copyrights, trade secrets or other intangible assets except in the ordinary course;

                  (e) suffered any extraordinary losses or waived any rights of material value;

                  (f) issued, sold or transferred any of its capital stock or other equity securities, securities convertible into its capital stock or other equity securities or warrants, options or other rights to acquire its capital stock or other equity securities, or any bonds or debt securities;

                  (g) declared or paid any dividends or made any distributions on the Company's capital stock or other equity securities or redeemed or purchased any shares of the Company's capital stock or other equity securities, except for the cancellation and redemption of the Non-Shareholder Options pursuant to Section 6.06 hereof;

                  (h) made any material change in its accounting methods, principles or practices affecting its assets, liabilities or businesses, except insofar as may have been required by a change in generally accepted accounting principles ("GAAP");

                  (i) adopted a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, consolidation or other reorganization of the Company or the Subsidiary;

                  (j) entered into any agreement relating to, or the occurrence of any wage or salary increase or bonus, or increase in any other direct or indirect compensation or benefits (including any severance or termination payment) for or to any officers, directors or employees of the Company or the Subsidiary or any accrual for or contract or other agreement to make or pay the same except in the ordinary course of business in a manner consistent with past practice;

                  (k) entered into any loan or facility to advance to any officers, directors or employees, or other representatives of the Company or the Subsidiary (other than travel advances made in the ordinary course of business in a manner consistent with past practice) or any other loan or advance except in the ordinary course of business in a manner consistent with past practice;

                  (l) except for any acquisition of tangible property acquired in the ordinary course of business in a manner consistent with past practice, acquired all or any part of the assets, properties, capital stock or business of any other person;

                  (m) undertaken any action that is outside the ordinary course of business and in a manner inconsistent with past practice;

                  (n) undertaken any actions outside of the ordinary course of business which would affect its respective cash position, including (i) any failure to make scheduled capital expenditures substantially in accordance with its ordinary course and customary practice; (ii) any failure to pay trade payables or other liabilities in the ordinary course;
      (iii) any discounting or other actions designed to accelerate the payment of accounts receivable or (iv) any use of cash to prepay Indebtedness, otherwise than in the ordinary course of business;

                  (o) used any Cash, including Excess Cash or any proceeds of the revolving credit facility of the Company described on the Indebtedness Schedule (the "Revolver"), for any purpose other than (i) up to $7,100,000 plus the amount of Excess CSC Consideration (which Excess CSC Consideration shall not exceed $1,200,000), for the acquisitions of (w) CSC, (x) the retail store in Flagstaff, Arizona, (y) the retail stores in Charleston, Columbia and West Columbia, South Carolina and (z) the retail store in Houston, Texas, (ii) for normal capital expenditure projects consistent with past practices, (iii) for the payment of Taxes when due and payable, (iv) for the payment of interest on Indebtedness when due and payable, (v) for payment of (A) the specific monthly mortgage payment amounts in connection with the retail property in Knoxville, Tennessee, described on the Indebtedness Schedule as being due and payable in the ordinary course and (B) an amount of $75,000 in connection with a scheduled repayment of principal amount of Tranche B (as described on the Indebtedness Schedule), (vi) for payment of amounts due under the Revolver and (vii) for normal general working capital obligations incurred in the ordinary course consistent with past practices;

                  (p) suffered any material damage, destruction or theft, not covered by insurance, to any of its material assets;

                  (q) suffered or undertaken any cancellation, compromise, waiver or release of any right or claim (or series of rights or claims) except such as would not have a Material Adverse Effect; or

                  (r) granted any material license or sublicense of any rights under or with respect to any of its intangible property not in the ordinary course of business.

            4.07 Title to Properties.

            (a) The real property demised by the leases described on the attached Leased Real Property Schedule constitutes all of the real property leased by the Company and the Subsidiary (the "Leased Real Property").

            (b) The leases described on the Leased Real Property Schedule are in full force and effect, and the Company or the Subsidiary holds a valid and existing leasehold interest under each of the leases set forth on the Leased Real Property Schedule. The Company has made available to Buyer complete and accurate copies of each of the leases described on the Leased Real Property Schedule, and none of the leases has been modified in any respect, except to the extent that such modifications are disclosed by the copies made available to Buyer. All rent and other sums and charges payable by each of the Company and the Subsidiary as tenant in respect of any Leased Real Property are current, no written notice of default or termination under any such lease is outstanding, and, to the knowledge of the Company, no termination event or condition or uncured default on the part of the Company or the Subsidiary or, to the knowledge of the Company or the Subsidiary, the applicable landlord, exists under any of such leases. Except as set forth on Leased Real Property Schedule, each of the Company and the Subsidiary holds the leasehold estate and interest in its leases free and clear of all Liens, except for Permitted Liens. To the Company's knowledge, neither the Company nor the Subsidiary is in default in any material respect under any of such leases.

            (c) Except as set forth on the attached Owned Real Property Schedule, neither the Company nor the Subsidiary owns any real property. With respect to each parcel of real property listed on the Owned Real Property Schedule (the "Owned Real Property"):

                  (i) either the Company or the Subsidiary owns good and marketable title to such parcel of real property, free and clear of all Liens, other than (A) Permitted Liens and (B) other encumbrances and exceptions set forth on the Owned Real Property Schedule;

                  (ii) there are no leases, subleases, licenses, concessions or other agreements granting to any party or parties the right of use or occupancy of any material portion of such parcel of real property; and

                  (iii) there are no outstanding options or rights of first refusal to purchase such parcel of real property, any portion thereof or interest therein.

            (d) The Leased Real Property and the Owned Real Property are hereinafter collectively referred to as the "Real Property."

            (e) To the Company's knowledge, the Real Property is properly zoned for the businesses now being conducted on the Real Property and the Company has received no written notice of any pending or threatened proceedings or hearing which may materially and adversely affect such zoning. Except as set forth on the Owned Real Property Schedule and the Leased Real Property Schedule, to the Company's knowledge, all material use, occupancy or similar permits required by the appropriate governmental authorities to use, occupy and enjoy the Real Property as currently operated have been issued, there is no outstanding notice or order of any governmental authority not duly complied with, in all material respects, affecting the use, occupancy, enjoyment, or operation of the Real Property or of the improvements thereon, or requiring any repairs, additions, or improvements thereto, and there is no material violation thereof, or of any rule, regulation, ordinance, statute, or law of any governmental agency, involving the acquisition, use, operation, or condition of the Real Property.

            (f) Utilities are installed in, and are duly connected to, the Real Property or the improvements thereon and, to the Company's knowledge, there is no material charge for their use except the normal and usual metered charges imposed and deposits customarily required.

            (g) Except as set forth on the Owned Real Property Schedule and the Leased Real Property Schedule, to the Company's knowledge, there are no written leases, licenses or other agreements vesting in any third party any right to possess or occupy any portion of the Real Property. The Company has no knowledge of any pending, contemplated or threatened condemnation or similar proceeding or any litigation affecting the Real Property or any part thereof.

            (h) All of the land, buildings, structures and other improvements used by the Company and the Subsidiary in the conduct of their businesses are included in the Real Property.

            (i) All material components of all buildings, structures, fixtures and other improvements in, on or within the Real Property (the "Improvements"), including to the roofs, structural elements and the building systems and facilities thereof, are in generally good operating condition and repair, subject to normal wear and tear and continued repair and replacement in accordance with past practice.

            (j) No portion of the Real Property has suffered any material damage by fire or other casualty which has not heretofore been completely repaired and restored.

            4.08 Tax Matters. Except as set forth on Schedule 4.08, (a) all United States federal income Tax Returns of or with respect to the Company and the Subsidiary required by law to be filed have been timely filed, all such Tax Returns are true and complete in all material respects and all Taxes shown on such returns have been timely paid; (b) all other Tax Returns of or with respect to the Company and the Subsidiary required to be filed pursuant to applicable federal, foreign, state, local or other law have been filed, all such Tax Returns are true and complete and all Taxes shown on such Tax Returns and all other Taxes due, or claimed to be due whether by proposed assessment or otherwise by any taxing authority, have been timely paid except for Taxes which are being contested in good faith by proper proceedings with adequate reserves having been taken in accordance with GAAP; and (c) the charges, accruals and reserves on the books of the Company and the Subsidiary in respect of any liability for Taxes based on or measured by net income for any years not finally determined or with respect to which the applicable statute of limitations has not expired are believed to be adequate to satisfy any assessment for such Taxes for any such years. With respect to any period for which Tax Returns have not yet been filed, or with respect to which Taxes are not yet due or owing, the Company and the Subsidiary have made due and sufficient current accruals for such Taxes in accordance with GAAP. Each of the Company and the Subsidiary has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The Tax Returns of each of the Company and the Subsidiary and of each affiliated, consolidated, combined or unitary group of which the Company and the Subsidiary are or have been members have not been audited (or if audited have subsequently been closed by the application of the statute of limitations) or examined by the IRS. There are no outstanding agreements, waivers or arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from or with respect to the Company or the Subsidiary for any taxable period. No closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of any state, local or foreign law has been entered into by or with respect to the Company or the Subsidiary. No assessment of Tax is proposed in writing against the Company or the Subsidiary or any of their respective properties or assets. No consent to the application of Section 341(f)(2) of the Code (or any predecessor provision) has been made or filed by or with respect to the Company or the Subsidiary or any of their respective properties or assets. Neither the Company nor the Subsidiary has agreed to or is required to make any adjustment for any period after the Closing Date pursuant to Section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method of such entity, there is no application pending with any taxing authority requesting permission for any such change in any accounting method of the Company or the Subsidiary and the IRS has not proposed any such adjustment or change in accounting method. Neither the Company nor the Subsidiary has been or is in violation (or with notice or lapse of time or both, would be in violation) of any applicable law relating to the payment or withholding of Taxes, the result of which violation has or may reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiary have duly and timely withheld from employee salaries, wages and other compensation and paid over to the appropriate taxing authorities all material amounts required to be so withheld and paid over for all periods under all applicable laws. Except as disclosed on Schedule 4.08, neither the Company nor the Subsidiary is a party to, is bound by, or has any obligation under, any Tax sharing agreement or similar contract. Except for this Agreement, there is no contract, agreement, plan or arrangement covering any person that, individually or collectively, to the knowledge of the Company give rise to the payment of any amount that would not be deductible by the Company or the Subsidiary by reason of Section 280G of the Code. Neither the Company nor the Subsidiary has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

            4.09 Contracts and Commitments.

            (a) Except as set forth on the attached Contracts Schedule, neither the Company nor the Subsidiary is a party to any: (i) collective bargaining agreement or contract with any labor union; (ii) bonus, pension, profit sharing, retirement or other form of deferred compensation plan, other than as set forth on the attached Employee Benefits Schedule; (iii) stock purchase, stock option or similar plan, other than as set forth on the attached Capital Stock Schedule;
(iv) contract for the employment of any officer or other senior management person on a full-time or consulting basis, other than as set forth on the attached Employee Benefits Schedule; (v) agreement or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a lien on any material asset of the Company or the Subsidiary, other than as set forth on the Latest Balance Sheet or on the attached Liens Schedule; (vi) guaranty of any material obligation for borrowed money or other material guaranty; (vii) lease or agreement under which it is lessee of, or holds or operates any personal property owned by any other party, for which the annual rental exceeds $150,000;
(viii) lease or agreement under which it is lessor of or permits any third party to hold or operate any property, real or personal, for which the annual rental exceeds $150,000; (ix) contract or group of related contracts with the same party for the purchase of products or services, under which the undelivered balance of such products and services has a selling price in excess of $150,000;
(x) contract or group of related contracts with the same party for the sale of products or services under which the undelivered balance of such products or services has a sales price in excess of $150,000; (xi) contract which prohibits the Company or the Subsidiary from freely engaging in business anywhere in the world; (xii) contract relating to the acquisition or licensing of any material patent, trademarks, service mark, trade name or copyright or any franchise license, royalty agreements or similar contracts; (xiii) contracts or other agreements for the grant to any person of any preferential rights to purchase any of the Company's or Subsidiary's assets (other than inventory), properties or business; (xiv) contracts or other agreements under which the Company or the Subsidiary agrees to share any liability for Taxes with any person; (xv) contracts or other agreements relating to the acquisition by the Company or the Subsidiary of any operating business or the capital stock of any person; or
(xvi) contracts or other agreements for the payment of fees or other consideration to any officer or director of the Company or the Subsidiary or any other entity in which any of the foregoing has an interest.

            (b) Buyer either has been supplied with, or has been given access to, a true and correct copy of all written contracts which are referred to on the Contracts Schedule, together with all material amendments, waivers or other changes thereto.

            (c) Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any other party to such contract, is in breach of or default under any contract listed on the Contracts Schedule, and, to the knowledge of the Company, there does not exist under any thereof any event which, with the giving of notice or the lapse of time, would constitute such a breach or default, except for such breaches, defaults and events as to which requisite waivers or consents have been obtained or which would not, in the aggregate, have a Material Adverse Effect.

            4.10 Licenses. Listed on the Licenses Schedule are all material licenses, permits, certifications, provider agreements, or other governmental or regulatory authorizations or approvals regarding the Company or the Subsidiary (the "Licenses") owned or held by the Company, or used in the business of the Company. To the Company's knowledge, there are no other Licenses necessary to enable the Company to carry on its business as presently conducted or as is contemplated. To the Company's knowledge, all such Licenses are valid, unrestricted, in full force and effect and there exists no material default thereunder. To the Company's knowledge, there is no pending or threatened litigation or other proceeding under which any material License may be restricted, revoked, terminated or suspended.

            4.11 Intellectual Property. Schedule 4.11 sets forth all patents, patent licenses, trademarks, service marks, trade names, copyrights, franchises, all applications for any of the foregoing, and all permits, grants and licenses or other rights running to or from the Company and the Subsidiary relating to any of the foregoing which are owned by the Company and the Subsidiary or used in the business of the Company and the Subsidiary. Each of the Company and the Subsidiary owns, possesses or licenses adequate patents, patent licenses, trademarks, service marks, copyrights, franchises and trade names necessary to carry on its business as presently conducted. Except as set forth on Schedule 4.11, none of the Company or the Subsidiary has received any written notice of infringement of or conflict with asserted rights of others with respect to any inventions, processes, know-how, formulas, trade secrets, patents, trademarks, trade names, brand names and copyrights that are owned or used by, or licensed to, the Company or the Subsidiary. To the knowledge of the Company, except as set forth on Schedule 4.11, neither the Company nor the Subsidiary is infringing or has infringed any patent, trademark, service mark, trade name, copyright or franchise rights of any third person or is using or has used without authorization any trade secret process or confidential information of any third party.

            4.12 Litigation. Except as set forth on the attached Litigation Schedule, there are no actions, suits or proceedings pending or, to the Company's knowledge, overtly threatened against the Company or the Subsidiary, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Subsidiary is subject to any outstanding judgment, order or decree of any court or governmental body.

            4.13 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company, the Subsidiary or the Shareholders, except for the fees and expenses of NationsBanc Montgomery Securities, Inc. and Chase Securities Inc.

            4.14 Governmental Consents, etc. Except for the applicable requirements of the HSR Act and the filing of the Certificate of Merger and except as set forth on the Governmental Consents Schedule, no material permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority is required in connection with any of the execution, delivery or performance of this Agreement by the Company or the Shareholders or the consummation by the Company or the Shareholders of any other transaction contemplated hereby.

            4.15 Employee Benefit Plans.

            (a) Except as listed on the Employee Benefits Schedule attached hereto, with respect to employees of the Company or the Subsidiary, (i) neither the Company nor the Subsidiary maintains or contributes to any nonqualified deferred compensation or retirement plans, (ii) neither the Company nor the Subsidiary maintains or contributes to any qualified defined contribution retirement plans, (iii) neither the Company nor the Subsidiary maintains or contributes to any qualified defined benefit pension plans (the plans described in (ii) and (iii) are collectively referred to as the "Pension Plans"), and (iv) neither the Company nor the Subsidiary maintains or contributes to any welfare benefit plans (the "Welfare Plans"). The Pension Plans and the Welfare Plans are collectively referred to as the "Plans." Each of the Pension Plans (other than any multiemployer Pension Plans) has received a favorable determination letter from the Internal Revenue Service that such Plan is a "qualified plan" under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the related trusts are exempt from tax under Section 501(a) of the Code, and the Company is not aware of any facts or circumstances that would jeopardize the qualification of such Pension Plan. The Plans (other than any multiemployer Pension Plans) comply in form and in operation in all material respects with the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

            (b) With respect to the Plans (other than any multiemployer Pension Plans), (i) all required contributions have been made or properly accrued on the Financial Statements, (ii) there are no material actions, suits or claims pending, other than routine claims for benefits, and (iii) there have been no "prohibited transactions" (as that term is defined in Section 406 of ERISA or Section 4975 of the Code).

            (c) The Company has furnished to Buyer true and complete copies of
(i) the most recent determination letter received from the Internal Revenue Service regarding the Plans (other than any multiemployer Pension Plans) and
(ii) the latest financial statements for the Plans (other than any multiemployer Pension Plans) and latest prepared actuarial reports.

            (d) Neither the Company, the Subsidiary nor, to the Company's knowledge, any of its directors, officers, employees or any other "fiduciary," as such term is defined in Section 3 of ERISA, has committed any material breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject the Company, the Subsidiary or any of their respective directors, officers or employees to any material liability under ERISA or any applicable law.

            (e) Neither the Company nor the Subsidiary has incurred any material liability for any tax or civil penalty imposed by Section 4975 of the Code or
Section 502 of ERISA.

            (f) Neither the Company nor the Subsidiary has any liability under any plan which provides medical or death benefits with respect to current or former employees of the Company or the Subsidiary beyond their termination of employment (other than coverage mandated by law), and there are no reserves, assets, surplus or prepaid premiums under any such plan.

            (g) To the Company's knowledge, the Company and the Subsidiary have complied in all material respects with all applicable laws, rules and regulations relating to their employees or to the employment of labor (including those relating to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities). Except as set forth in the Employee Benefits Schedule, to the Company's knowledge, there is no unfair labor practice complaint pending or threatened against the Company or the Subsidiary before the National Labor Relations Board or any state or local agency, no pending labor strike, and no other material labor grievance.

            4.16 Insurance. The attached Insurance Schedule lists and briefly describes each material insurance policy maintained by the Company and the Subsidiary. All of such insurance policies are in full force and effect, and to the Company's knowledge, neither the Company nor the Subsidiary is in material default with respect to its obligations under any of such insurance policies.

            4.17 Compliance with Laws. Except as set forth on Schedule 4.17, the business of the Company is not being conducted in violation of any law, ordinance or regulation of any Governmental Authority, except for violations, which individually or in the aggregate with other violations, would not have a Material Adverse Effect. As of the date of this Agreement, the Company has received no written notice that any investigation or review by any Governmental Authority with respect to the Company which would result in a Material Adverse Effect is pending, or, to the knowledge of the Company, threatened.

            4.18 Environmental Compliance and Conditions.

            (a) The Company and the Subsidiary have obtained and possess all material permits, licenses and other authorizations required under federal, state and local laws and regulations relating to public health and safety, worker health and safety and pollution or protection of the environment (including all laws and regulations relating to the emission, discharge, release or threatened release of any chemicals, petroleum, pollutants, contaminants or hazardous or toxic materials, substances or wastes into ambient air, surface water, groundwater or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any chemicals, petroleum, pollutants, contaminants or hazardous or toxic materials, substances or waste ("Environmental and Safety Requirements")), except where the failure to possess such licenses, permits and authorizations ("Environmental Permits") would not have a Material Adverse Effect. Except as set forth on the attached Environmental Compliance Schedule, the Company and the Subsidiary are in compliance with all terms and conditions of such permits, licenses and authorizations and are also in compliance with all other Environmental and Safety Requirements or any written notice or demand letter issued, entered, promulgated or approved thereunder, except where the failure to comply would not have a Material Adverse Effect.

            (b) To the Company's knowledge, neither the Company nor the Subsidiary has received any written notice of violations or liabilities arising under Environmental and Safety Requirements, including any investigatory, remedial or corrective obligations, relating to the Company or the Subsidiary and arising under Environmental and Safety Requirements.

            (c) Except as disclosed in the Environmental Compliance Schedule, to the Company's knowledge, all disposal, storage, treatment, handling, production or processing of any hazardous, dangerous, medical or toxic substances or solid waste by the Company has been conducted in compliance in all material respects with all applicable Environmental and Safety Requirements. Except as set forth on the Environmental Compliance Schedule, to the Company's knowledge, there are no underground storage tanks on the Real Property or the Leased Real Property.

            (d) This Section 4.18 constitutes the sole and exclusive representations and warranties of the Company with respect to the Environmental and Safety Requirements, Environmental Permits and all other environmental matters.

            4.19 Inventory and Accounts Receivable. The inventories of the Company reflected on the Latest Balance Sheet are reflected thereon in accordance with GAAP, will be realizable in the ordinary course of business and are not damaged or obsolete. The accounts receivable reflected on the Latest Balance Sheet were, and accounts receivables arising since the Latest Balance Sheet Date are, valid receivables subject to no setoffs or counterclaims.

            4.20 Title to Properties; Liens.

            (a) Each of the Company and Subsidiary has good and legal title to all its respective properties and assets (except that this representation shall not apply to the Real Property, which is addressed in Section 4.07), free and clear of any Lien or encumbrances, except for Permitted Liens.

            (b) The assets of the Company and Subsidiary include, in all material respects, all of the assets used in the conduct by the Company and Subsidiary of their business currently and through the Closing Date as contemplated herein.

            4.21 Transactions with Affiliates. Except as set forth in Schedule 4.21, agreements to be terminated on the Closing Date and transactions among the Company and the Subsidiary, neither the Company nor the Subsidiary has engaged in any transaction with any stockholder, director or executive officer of the Company or the Subsidiary (or any Affiliate thereof).

            4.22 Indebtedness. Except as set forth on the Indebtedness Schedule, there are no contracts, agreements understandings or other obligations relating to Indebtedness with respect to the Company or the Subsidiary.

            4.23 Absence of Undisclosed Liabilities. The Company and the Subsidiary have no liabilities of the nature required to be disclosed under GAAP arising out of transactions entered into prior to the Closing, or any action or inaction prior to the Closing, or any state of facts existing prior to the Closing, except (i) liabilities under contracts or commitments described in the Contracts Schedule or under contracts and commitments which are not required to be disclosed thereon, (ii) liabilities reflected on the Latest Balance Sheet,
(iii) liabilities which have arisen after the Latest Balance Sheet Date in the ordinary course of business or otherwise in accordance with the terms and conditions of this Agreement, (iv) liabilities otherwise disclosed in this Agreement or the schedules attached hereto and (v) liabilities which individually or collectively would not have a Material Adverse Effect on the Company and the Subsidiary.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

            Buyer represents and warrants to the Shareholders and the Company that:

            5.01 Organization and Corporate Power. Buyer is a corporations duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

            5.02 Authorization. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action, and no other corporate proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. Assuming that this Agreement is a valid and binding obligation of the Executing Shareholders and the Company, this Agreement constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws and to the general principles of equity (whether considered in proceedings at law or in equity).

            5.03 No Violation. Buyer is not subject to or obligated under its certificate of incorporation, its bylaws, any applicable law, or rule or regulation of any governmental authority, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated in any material respect by its execution, delivery or performance of this Agreement.

            5.04 Governmental Authorities; Consents. Except for the applicable requirements of the HSR Act and the filing of the Certificate of Merger with the State of Delaware, Buyer is not required to submit any notice, report or other filing with any governmental authority in connection with the execution, delivery or performance by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of any governmental or regulatory authority or any other party or Person is required to be obtained by Buyer in connection with its execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

            5.05 Litigation. There are no actions, suits or proceedings pending or, to Buyer's knowledge, overtly threatened against or affecting Buyer at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would adversely affect Buyer's performance under this Agreement or the consummation of the transactions contemplated hereby.

            5.06 Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer, except for the fees and expenses of Haas Wheat & Partners Incorporated, which fees and expenses shall be paid by Buyer.

            5.07 Financing. Buyer has delivered to the Company true and complete copies of written commitments of third parties to provide Buyer with financing in an amount sufficient to effectuate the transactions contemplated hereby.

            5.08 No Knowledge of Misrepresentations or Omissions. Other than with respect to representations and warranties contained in Section 4.04, 4.06(g), 4.06(o), 4.08 and 4.22, Buyer has no actual knowledge which it has deliberately concealed from the Shareholders to the effect that the representations and warranties of the Company in this Agreement and the Schedules hereto contain any material misrepresentations.

                                   ARTICLE VI
                              PRE-CLOSING COVENANTS

            From the date of this Agreement up to and including the Closing Date (unless this Agreement is terminated pursuant to Article VIII), the parties hereto covenant and agree:

            6.01 Conduct of the Business.

            (a) Except as contemplated by this Agreement, the Company shall, and shall cause the Subsidiary to, conduct its business and operations only in the ordinary course and, without the prior written consent of Buyer, the Company shall not, and shall ensure that the Subsidiary does not, undertake any action requiring disclosure under Section 4.06.

            (b) Notwithstanding Section 6.01(a), neither the Company nor the Subsidiary may use Cash (including Excess Cash and proceeds from the Revolver) for any purpose other than as described in Section 4.06(o).

            6.02 Access to Books and Records. The Company shall provide Buyer and its authorized representatives ("Buyer's Representatives") with full access at all reasonable times and upon reasonable notice to the offices, properties, personnel, books and records of the Company and the Subsidiary in order for Buyer to have the opportunity to make such investigation as it shall reasonably desire to make of the affairs of the Company and the Subsidiary. Buyer acknowledges that it remains bound by the Confidentiality Agreement, dated November 20, 1997, with the Company (the "Confidentiality Agreement").

            6.03 Notification. The Company shall disclose to Buyer in writing any material variances from the representations and warranties contained in
Article IV promptly upon discovery thereof.

            6.04 Regulatory Filings. The Company shall make or cause to be made all filings and submissions under the HSR Act and any other laws or regulations applicable to the Shareholders, the Company and the Subsidiary for the consummation of the transactions contemplated herein. The Company shall coordinate and cooperate with Buyer in exchanging such information and assistance as Buyer may reasonably request in connection with all of the foregoing.

            6.05 Conditions. The Company shall use its best efforts to cause the conditions set forth in Section 2.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction of the conditions set forth in Article II (other than those to be satisfied at the Closing).

            6.06 Options. Prior to or contemporaneous with the Closing, the Company shall offer to redeem and cancel all Non-Shareholder Options. The amount to be paid in connection with such redemption or cancellation is referred to herein as the "Option Payment."

        6.07 Shareholder Approval of Payments. The Company shall have satisfied the shareholder approval requirements of Section 280G(b)(5)(B) of the Code with respect to all payments to be made to disqualified individuals (within the meaning of Section 280G(c) of the Code) in connection with the transactions contemplated hereby.

                                   ARTICLE VII
                               COVENANTS OF BUYER

            7.01 Access to Books and Records. From and after the Closing, Buyer shall, and shall cause the Surviving Corporation and the Subsidiary to, provide the Shareholders' Representative, the Shareholders and their agents with reasonable access (for the purpose of examining and copying), during normal business hours, to the books and records of the Company and the Subsidiary with respect to periods or occurrences prior to the Closing Date in connection with any matter whether or not relating to or arising out of this Agreement or the transactions contemplated hereby. Unless otherwise consented to in writing by the Shareholders' Representative, neither the Company nor the Subsidiary shall, for a period of seven years following the Closing Date, destroy, alter or otherwise dispose of any of the books and records of the Company or the Subsidiary for the period prior to the Closing Date without first offering to surrender to the Shareholders' Representative such books and records or any portion thereof which Buyer, the Company or the Subsidiary may intend to destroy, alter or dispose of.

            7.02 Notification. Prior to the Closing, upon discovery, Buyer shall promptly inform the Company and the Shareholders' Representative in writing of any material variances from Buyer's representations and warranties contained in
Article V.

            7.03 Director and Officer Liability and Indemnification. For a period of six years after the Closing, Buyer shall not, and shall not permit the Company or the Subsidiary to amend, repeal or modify any provision in the Company's or the Subsidiary's certificate or articles of incorporation or bylaws relating to the exculpation or indemnification of former officers and directors (unless required by law), it being the intent of the parties that the officers and directors of the Company and the Subsidiary prior to the Closing shall continue to be entitled to such exculpation and indemnification to the fullest extent permitted under applicable law.

            7.04 Regulatory Filings. Buyer shall make or cause to be made all filings and submissions under the HSR Act and any other laws or regulations applicable to Buyer as may be required of Buyer for the consummation of the transactions contemplated herein, and Buyer shall be responsible for all filing fees under the HSR Act. Buyer shall coordinate and cooperate with the Company in exchanging such information and assistance as the Company may reasonably request in connection with all of the foregoing.

            7.05 Conditions. Buyer shall use its best efforts to cause the conditions set forth in Section 2.02 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after satisfaction of the conditions set forth in Article II.

            7.06 Contact with Customers and Suppliers. Prior to the Closing, Buyer and Buyer's representatives shall contact and communicate with the employees, customers and suppliers of the Company and the Subsidiary in connection with the transactions contemplated hereby only with the prior written consent of the Company or the Shareholders' Representative.

            7.07 Maintain Employee Benefits. Buyer agrees to provide, for a period of at least one year after Closing, substantially comparable employee benefits to the employees and former employees of the Company as are provided immediately prior to Closing.

                                  ARTICLE VIII
                                   TERMINATION

            8.01 Termination. This Agreement may be terminated at any time prior to the Closing:

            (a) by the mutual consent of Buyer and the Shareholders' Representative;

            (b) by Buyer, if there has been a material violation or breach by the Company of any covenant, representation or warranty contained in this Agreement which has prevented or, if not curable, would prevent the satisfaction of any condition to the obligations of Buyer at the Closing and such violation or breach has not been waived by Buyer or, in the case of a covenant breach, cured by the Company by the earlier of the Closing or within ten days after written notice thereof from Buyer;

            (c) by the Shareholders' Representative, if there has been a material violation or breach by Buyer of any covenant, representation or warranty contained in this Agreement which has prevented or, if not curable, would prevent the satisfaction of any condition to the obligations of the Company at the Closing and such violation or breach has not been waived by the Shareholders' Representative or, with respect to a covenant breach, cured by Buyer by the earlier of the Closing or within ten days after written notice thereof by the Shareholders' Representative (provided that the failure of Buyer to deliver any of the Per Share Cash Consideration Amount at the Closing as required hereunder shall not be subject to cure hereunder unless otherwise agreed to in writing by the Shareholders' Representative); or

            (d) by either Buyer or the Shareholders' Representative if the transactions contemplated hereby have not been consummated by the close of business on February 25, 1998, provided that neither Buyer nor the Shareholders' Representative shall be entitled to terminate this Agreement pursuant to this
Section 8.01(d) if such Person's (or the Company's or any Shareholder's, in the case of the Shareholder's Representative) willful breach of this Agreement or willful misconduct has prevented the consummation of the transactions contemplated hereby.

            8.02 Effect of Termination.

            (a) In the event of termination of this Agreement by either Buyer or the Shareholders' Representative as provided above, the provisions of this Agreement shall immediately become void and of no further force and effect (other than this Section 8.02, Article IX, Article X and Article XII hereof and the Confidentiality Agreement which shall survive the termination of this Agreement), and there shall be no liability on the part of either Buyer, the Company or the Shareholders to one another.

            (b) In the event that this Agreement is terminated, other than pursuant to Section 8.01(a) or as the result of a breach of a covenant, representation or warranty contained herein by the Company or by reason of the failure of any of the conditions precedent to the obligations of Buyer contained in Section 2.01, Buyer shall pay to the Company five million dollars ($5,000,000) in immediately available funds within five business days of such termination which the parties agree is a genuine estimate of the costs incurred by the Company, the Subsidiary, the Shareholders' Representative and the Shareholders as a result of Buyer's failure to close the transactions contemplated hereby.

            (c) The right accorded to the Company under Section 8.02(b) shall be the exclusive remedy of the Company, the Subsidiary and the Shareholders for the termination of this Agreement to which Section 8.02(b) would apply. In furtherance of the foregoing, the Company, the Subsidiary and the Shareholders hereby waive, to the fullest extent permitted under applicable law, and agree not to assert in any action or proceeding of any kind, any and all rights, claims and causes of action any of such parties may now or hereafter have against Buyer, HWH Capital Partners, L.P. or Haas Wheat & Partners Incorporated (or any of their respective directors, officers, partners, shareholders or affiliates) by reason of such termination (including, without limitation, any such rights, claims or causes of action arising under or based upon common law) other than claims for payment of the amount set forth in Section 8.02(b).

                                   ARTICLE IX
                          SHAREHOLDERS' REPRESENTATIVES

            9.01 Designation. Olympus Growth Fund II, L.P. or its designee (the "Shareholders' Representative") is hereby designated by each of the Executing Shareholders to serve as the representative of the Executing Shareholders with respect to the matters expressly set forth in this Agreement to be performed by the Shareholders' Representative. By due execution of a Letter of Transmittal each Shareholder (other than Executing Shareholders, who have appointed such Shareholders' Representative hereby) thereby designate Olympus Growth Fund II, L.P. or its designee as its representative with respect to matters expressly set forth in this Agreement to be performed by the Shareholders' Representative. Until Buyer is notified in writing to the contrary, Louis J. Mischianti or Robert S. Morris shall act on behalf of the Shareholders' Representative.

            9.02 Authority. Each of the Executing Shareholders, by the execution of this Agreement, hereby, and each Shareholder (other than the Executing Shareholder) duly executing a Letter of Transmittal thereby, irrevocably appoints the Shareholders' Representative as the agent, proxy and attorney-in-fact for such Shareholders for all purposes of this Agreement (including the full power and authority on such Shareholder's behalf (i) to consummate the transactions contemplated herein, and in the event of such consummation, to receive payment on behalf of such Shareholder for its securities pursuant to
Section 3.03(a); (ii) to pay such Shareholder's expenses incurred in connection with the negotiation and performance of this Agreement (whether incurred on or after the date hereof), it being understood that such expenses shall be allocated among the Shareholders pro rata based on each such Shareholder's Pro Rata Share; (iii) to disburse any funds received hereunder to such Shareholder and each other Shareholder; (iv) to endorse and deliver any certificates required hereunder, including the endorsement and delivery of any stock certificates or instruments representing the securities and execution and delivery of stock powers and such further instruments of assignment as Buyer shall reasonably request; (v) to execute and deliver on behalf of such Shareholder any amendment or waiver hereto; provided, however, that such amendment or waiver does not change the form of payment to the Shareholders, and does not increase the Shareholders' liabilities in any material respect; (vi) to take all other actions to be taken by or on behalf of such Shareholder in connection herewith; (vii) to pay or accept any amount pursuant to Article I hereof; (viii) to negotiate, settle, compromise and otherwise handle all claims made by Buyer; and (ix) to do each and every act and exercise any and all rights which such Shareholder or the Shareholders collectively are permitted or required to do or exercise under this Agreement). In furtherance thereof, the Shareholders' Representative is expressly authorized to retain accountants, legal counsel and other agents. The Shareholders agree that such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of the Shareholders' Representative and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of any Shareholder.

            9.03 Exculpation. Neither the Shareholders' Representative (in its capacity as the Shareholders' Representative) nor any agent employed by it shall incur any liability to any Shareholder or to Buyer by virtue of the failure or refusal of the Shareholders' Representative for any reason to consummate the transactions contemplated hereby or relating to the performance of its other duties hereunder, except for actions or omissions constituting fraud, bad faith or gross negligence. Shareholders, on a several basis and in accordance with their Pro Rata Share, hereby agree to indemnify the Shareholders' Representative and any agent employed by them for and hold harmless against any loss, liability, or expense incurred without fraud or bad faith on the part of the Shareholders' Representative arising out of or in connection with their performance under this Agreement.

            9.04 Resignation, Discharge and Appointment. The Shareholders' Representative may resign and be discharged from his or its duties and obligations under this Agreement by giving notice in writing of such resignation specifying a date (no earlier than 30 days following the date of such notice) when such resignation will take effect; provided, however, that until a successor shareholders' representative is appointed by the Shareholders' Representative or a majority in interest of the Shareholders (determined based on such Shareholders' Pro Rata Share), the Shareholders' Representative shall continue to perform its duties and obligations under this Agreement.

                                    ARTICLE X
                              ADDITIONAL COVENANTS

            10.01 Survival of Representations and Warranties; Effect of Closing. The representations, warranties and covenants (except those post-Closing covenants set forth in Sections 7.01, 7.03, 7.07 and Articles IX, X and XII of this Agreement) set forth in this Agreement or in any writing delivered by any Person in connection with this Agreement shall survive the execution and delivery of this Agreement but shall terminate upon the consummation of the transactions contemplated hereby or the termination of this Agreement and shall not survive beyond the Closing; provided that (i) the representations and warranties set forth in Sections 4.12 and 4.18 shall survive for six months following the Closing Date and shall have no further force or effect thereafter, and (ii) the representations and warranties set forth in each Letter of Transmittal and in Sections 4.04, 4.06(g), 4.06(o) 4.08, 4.22 and 5.08 and the covenants set forth in Sections 6.01(b) and 10.05 shall survive for three years following the Closing Date and shall have no further force or effect thereafter.

            10.02 Indemnification.

            (a) Indemnification by Executing Shareholders. Subject to the limitations contained in Section 10.02(c) and Section 10.01, each Executing Shareholder, individually and not jointly, agrees to indemnify, defend and hold harmless, Buyer (and its directors, officers, employees, successors and assigns) from and against any and all losses, claims, damages, liabilities and expenses ("Losses") up to an amount equal to each such Shareholder's Pro Rata Share of any such Loss based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of the representations, warranties or covenants made by Company or the Subsidiary in Sections 4.04, 4.06(g), 4.06(o), 4.08, 4.12, 4.18, 4.22, 6.01(b) and 10.05 of this Agreement or in any certificate relating to such representations, warranties or covenants delivered pursuant hereto.

            (b) Notice and Opportunity to Defend. When making a claim under
Section 10.02(a), Buyer shall, promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against it, the Company or the Subsidiary in respect of which indemnity may be sought from the Executing Shareholders under this Section 10.02(a), notify the Shareholders' Representative in writing of the commencement thereof. The failure of Buyer to so notify the Shareholders' Representative of any such action shall not relieve the Executing Shareholders from any liability which it may have to Buyer (i) other than pursuant to Section 10.02(a) or (ii) under Section 10.02(a) unless, and only to the extent that, such failure results in the Executing Shareholders' forfeiture of substantial rights or defenses. In any case in which any action, claim or other proceeding shall be brought against Buyer, the Company or the Subsidiary, and it shall notify the Shareholders' Representative of the commencement thereof, the Shareholders' Representative shall be entitled to assume the defense thereof at its own expense, with counsel reasonably satisfactory to Buyer; provided, however, that Buyer may, at its own expense, retain separate counsel to participate in such defense. The Shareholders' Representative agrees that it will not, without the prior written consent of Buyer, the Company or the Subsidiary (as the case may be), settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if Buyer, the Company or the Subsidiary is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of Buyer, the Company or the Subsidiary (as the case may be) from all liability arising or that may arise out of such claim, action or proceeding. The Executing Shareholders shall be liable for any settlement of any claim, action or proceeding effected against Buyer, the Company or the Subsidiary without their written consent, which consent shall not be unreasonably withheld. The rights accorded to Buyer, the Company or the Subsidiary under Section 10.02 shall be the exclusive remedy of such parties for any Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement or in any documents delivered pursuant hereto.

            (c) Limitations on Indemnifications. Except as provided in Section 10.02(c)(iii) below, the indemnification provided for in Section 10.02 shall be subject to the following limitations:

                  (i) The Executing Shareholders shall not be obligated to pay any amount for indemnification under Section 10.02(a) until the aggregate amount of Losses equals one million five hundred thousand dollars ($1,500,000) (the "Basket Amount"), whereupon the Executing Shareholders shall be obligated to pay in full all amounts for indemnification in excess of the Basket Amount.

                  (ii) The Executing Shareholders shall not be obligated to make any payment for indemnification under Section 10.02(a) in excess of three million dollars ($3,000,000) in the aggregate.

                  (iii) The limitations set forth in this Section 10.02(c) shall only apply to breaches of any of the representations and warranties set forth in Sections 4.12 and 4.18.

            (d) Indemnification by Buyer and the Company. After the Closing, subject to the limitations contained in Section 10.01, Buyer and the Company hereby jointly and severally agree to indemnify, defend and hold harmless, the Executing Shareholders from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or any breach of the representations, warranties or covenants made by Buyer in this Agreement or in any certificate relating to such representations, warranties or covenants delivered pursuant hereto.

            10.03 Limitation of Recourse. The rights accorded to Buyer, the Company and Subsidiary under this Article X shall be the exclusive remedy of such parties for any Losses based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty and covenant contained in this Agreement or in any documents delivered pursuant hereto; provided, that, this Section 10.03 does not limit the liability of any Shareholder for any breach of any term of such Shareholder's Letter of Transmittal for which each such Shareholder will be severally liable. In furtherance of the foregoing, Buyer hereby waives, with respect to Losses based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty and covenant under this Agreement, to the fullest extent permitted under applicable law, and agrees not to assert in any action or proceeding of any kind related thereto, any and all rights, claims and causes of action it may now or hereafter have against the Executing Shareholders relating to this Agreement (including, without limitation, any such rights, claims or causes of action arising under or based upon common law) other than claims for indemnification asserted as permitted by and in accordance with the provisions set forth in this Article X. The obligations of the Executing Shareholders for all purposes under this Agreement are several and not joint and several, and in no event shall the Executing Shareholders, the Shareholders' Representative or any present or former officer, director or employee (present or former) of the Company or the Subsidiary have any shared or vicarious liability for the actions or omissions of any other Person.

            10.04 Arbitration Procedure.

            (a) Buyer, the Executing Shareholders and the Shareholders' Representative agree that the arbitration procedure set forth below shall be the sole and exclusive method for resolving and remedying any and all disputes regarding claims for money damages based upon, arising out of or in any way connected with the Agreement or the transactions contemplated herein (the "Disputes"). Nothing in this Section 10.04 shall prohibit a party hereto from instituting litigation to enforce any Final Determination (as defined below). The parties hereby agree and acknowledge that, except as otherwise provided in this Section 10.04 or in the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, the arbitration procedures and any Final Determination hereunder shall be governed by and shall be enforced pursuant to the Uniform Arbitration Act as in effect in the State of Delaware.

            (b) In the event that any party asserts that there exists a Dispute, such party shall deliver a written notice to each other party involved therein specifying the nature of the asserted Dispute and requesting a meeting to attempt to resolve the same. If no such resolution is reached within 45 days after such delivery of such notice, the party delivering such notice of Dispute (the "Disputing Person") may, within 75 days after delivery of such notice, commence arbitration hereunder by delivering to each other party involved therein a notice of arbitration (a "Notice of Arbitration") and by filing a copy of such Notice of Arbitration with the Wilmington, Delaware office of the American Arbitration Association.

Such Notice of Arbitration shall specify the matters as to which arbitration is sought, the nature of any Dispute, the claims of each party to the arbitration and the amount and nature of damages or other relief sought to be recovered as a result of any alleged claim and any other matters required by the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time to be included therein.

            (c) Buyer and the Shareholders' Representative each shall select one arbitrator expert in the subject matter of the Dispute (the arbitrators so selected shall be referred to herein as "Buyer's Arbitrator" and "Seller's Arbitrator," respectively). In the event that either party fails to select an arbitrator as set forth herein within 30 days after the delivery of a Notice of Arbitration, then the matter shall be resolved by the arbitrator selected by the other party. Seller's Arbitrator and Buyer's Arbitrator shall select a third independent, neutral arbitrator expert in the subject matter of the Dispute, and the three arbitrators so selected shall resolve the Dispute according to the procedures set forth in this Section 10.04. If Seller's Arbitrator and Buyer's Arbitrator are unable to agree on a third arbitrator within 20 days after their selection, Seller's Arbitrator and Buyer's Arbitrator shall each prepare a list of three independent arbitrators. Seller's Arbitrator and Buyer's Arbitrator shall each have the opportunity to designate as objectionable and eliminate one arbitrator from the other arbi trator's list within ten days after submission thereof, and the third arbitrator shall then be selected by lot from the arbitrators remaining on the lists submitted by Seller's Arbitrator and Buyer's Arbitrator.

            (d) The arbitrators selected pursuant to paragraph (c) shall determine the allocation of the costs and expenses of arbitration based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party.

            (e) The arbitration shall be conducted in Wilmington, Delaware under the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time, except as otherwise set forth herein or as modified by the agreement of Buyer and the Shareholders' Representatives. The arbitrators shall conduct the arbitration such that a final result, determination, finding, judgment and/or award (the "Final Determination") is made or rendered as soon as practicable, but in no event later than 120 days after the delivery of the Notice of Arbitration nor later than ten days following completion of the arbitration. The Final Determination shall be made in writing, shall state the basis for such determination and shall be agreed upon and signed by the sole arbitrator or by at least two of the three arbitrators (as the case may be). The Final Determination shall be final and binding on all parties, and there shall be no appeal from or reexamination of the Final Determination, except for fraud, perjury, evident partiality or misconduct by an arbitrator prejudicing the rights of any party and to correct manifest clerical errors.

            (f) Buyer and the Shareholders may enforce any Final Determination in any state or federal court having jurisdiction over the Dispute. For the purpose of any action or proceeding instituted with respect to any Final Determination, each party hereto hereby irrevocably submits to the jurisdiction of such courts, irrevocably consents to the service of process by registered mail or personal service and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter have as to personal jurisdiction or jurisdiction, the laying of the venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding brought in any court has been brought in an inconvenient form.

            10.05 Preparation of Tax Returns. The following provisions shall govern the allocation of responsibility as between Buyer and the Company on the one hand and the Executing Shareholders and the Shareholders' Representative on the other hand for certain tax matters following the Closing:

            (a) For any tax periods ending on or before the Closing Date or for the portion of any tax period beginning on or before the Closing Date through to the Closing Date, the Company shall prepare or cause to be prepared all Tax Returns for the Company and the Subsidiary which are filed after the Closing Date. Subject to the requirements of applicable law, each such Tax Return shall be prepared in a manner consistent with past practices of the Company and the Subsidiary. Each such Tax Return shall be submitted to the Shareholders' Representative at least fifteen days prior to the due date (including any extension thereof) for filing such Tax Return. The Company shall make any changes in such proposed Tax Return as are reasonably requested by the Shareholders' Representative no less than five days prior to the due date (including extensions) for filing such Tax Return. The Company shall file timely or cause to be filed timely such Tax Return, as so modified. In the event the Company is required to make any payment of an amount for Taxes relating or attributable to any tax period ending on or before the Closing Date or for the portion of any tax period beginning on or before the Closing Date through to the Closing Date, the Shareholders hereby covenant and agree with Buyer, the Company and the Subsidiary to pay such amount (the "Pre-Closing Taxes"). The Executing Shareholders shall, within five days of receipt of written notice from the Company of any Pre-Closing Taxes, pay to the Company, by check or wire transfer as directed by the Company in such notice, their Pro Rata Share of the amount of the Pre-Closing Taxes less any amount due and payable by the Company to the Shareholders' Representative on account of any refund or credit of Taxes to be paid by the Company to the Shareholders' Representative pursuant to this Section 10.05(a) to the extent that such refund amount has not already been paid by the Company to the Shareholders' Representative. In the event the Company or the Subsidiary receives a refund or credit of Taxes relating or attributable to any tax period ending on or before the Closing Date or for the portion of any tax period beginning on or before the Closing Date through to the Closing Date, Buyer shall cause the Company to, and the Company shall, within five business days of receipt or utilization of such amount, pay to the Shareholders' Representative

(on behalf of the Shareholders) the amount by which such refund or credit exceeds the amount (if any) required to be paid by the Shareholders' Representative to the Company or the Subsidiary with respect to any Pre-Closing Taxes. For the purposes of the foregoing, a credit shall be deemed utilized at such time as the actual liability of the Company or the Subsidiary for Taxes (including estimated Taxes) is less than it would have been had such credit not been available. In the event that the liability of the Company or the Subsidiary for Taxes for any tax period beginning after the Closing Date or for any portion of a tax period such portion beginning after the Closing Date (in each case, a "Post-Closing Period") is reduced as a result of taking into account in any such Post-Closing Period any item of loss or deduction attributable to (i) the exercise or cashing out of any warrants or options for stock of the Company after the date hereof and on or before the Closing Date and (ii) payments in the nature of prepayment penalties with respect to the Indebtedness referred to in
Section 1.05(b)(iii) hereof (in each case, a "Tax Reduction Item"), Buyer shall cause the Company to, and the Company shall, within fifteen business days of the close of such Post-Closing Period, pay to the Shareholder's Representative (on behalf of the Shareholders) the amount of such reduction. For purposes of the foregoing the amount of any reduction in Taxes attributable to a Tax Reduction Item to be taken into account for any Post-Closing Period shall be an amount equal to the excess if any of (x) the liability of the Company or the Subsidiary for Taxes for such Post-Closing Period determined without regard to any Tax Reduction Items over (y) the liability of the Company or the Subsidiary for Taxes for such Post-Closing Period determined by taking into account any Tax Reduction Items properly taken into account for such Post-Closing Period and all prior Post-Closing Periods. To the extent that taking any Tax Reduction Item into account for any Post-Closing Period results in a reduction in Taxes in accordance with the preceding sentence, such Tax Reduction Item shall not be taken into account in any subsequent Post-Closing Period. In the event of any adjustment to the taxable income of the Company or the Subsidiary for any Post-Closing Period as a result of an audit or otherwise, the amount of any reduction in Taxes for all Post-Closing Periods shall be recalculated and the Company shall pay to the Shareholders' Representative (on behalf of the Shareholders) or the Shareholders' Representative (on behalf of the Shareholders) shall pay to the Company the amount of any adjustment in such reduction of Taxes. For purposes of this Section 10.5(a) the liability for Pre-Closing Taxes and for Taxes for the Post-Closing Period beginning after the Closing Date shall be determined by closing the books of the Company as of the close of business on the Closing Date and allocating all items through such time to the Pre-Closing Period ending on the Closing Date and allocating all items arising thereafter to the Post-Closing Period beginning on the day after the Closing Date.

            (b) Buyer, the Company, the Executing Shareholders and the Shareholders' Representative shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section 10.05 and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company shall retain all books and records with respect to Tax matters pertinent to the Company and the Subsidiary relating to any tax periods and shall abide by all record retention agreements entered into with any taxing authority, and shall give the Shareholders' Representative reasonable written notice prior to transferring, destroying or discarding any such books and records prior to the expiration of the applicable statute of limitations for that tax period, and if the Shareholders' Representative so requests, the Company shall allow the Shareholders' Representative to take possession of such books and records.

            10.06 Further Assurances. From time to time, as and when requested by any party hereto and at such party's expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

                                   ARTICLE XI
                                   DEFINITIONS

"Affiliates" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

"Allowable Deferred Acquisition Amount" means the sum of (A) an amount equal to the lesser of (i) the aggregate of any deferred and unpaid purchase price outstanding as of the Closing Date and relating to (x) the retail store in Flagstaff, Arizona, (y) the retail stores in Charleston, Columbia and West Columbia, South Carolina and (z) the retail store in Houston, Texas (the "Acquired Stores") and (ii) the excess of $4,100,000 over the aggregate cash purchase price actually paid on or before the Closing for the acquisition of the Acquired Stores, plus (B) an amount equal to the lesser of (i) the aggregate of any deferred and unpaid purchase price outstanding as of the Closing Date relating to the acquisition of CSC and (ii) the excess of $4,200,000 over the aggregate cash purchase price actually paid on or before the Closing for the acquisition of CSC. The parties acknowledge that the full amounts described in clauses (A)(i) and (B)(i) of this definition are Indebtedness, and thus subject to reduction pursuant to clause (iii) of the second sentence of the definition of Indebtedness.

"Buyer's Share of Excess Cash" means an amount equal to the excess of Excess Cash over the amount by which the Merger Consideration is increased by reason of
Section 3.01(a)(iii).

"Cash" means the aggregate amount of the Company's and the Subsidiary's cash and cash equivalents as of the time of determination determined on a consolidated basis in accordance with the accounting principles, methods and procedures used in preparation of the Company's March 31, 1997 consolidated financial statements.

"Excess Cash" means all Cash as of the close of business on the business day prior to the Closing Date ((x) less an amount equal to any accrued interest on Indebtedness accrued but unpaid through the Closing Date, (y) plus an amount equal to any asset, net of all applicable fees and expenses, resulting from the termination of any interest rate swap, collar, cap or similar hedging arrangement and (z) less the Allowable Deferred Acquisition Amount (if any)), except (i) Cash maintained at any of the retail stores of the Company or the Subsidiary for regular business purposes consistent with past practice and (ii) Cash in the possession or in the control of any employee of the Company or the Subsidiary, to be used in the normal course of the wholesale textbook purchasing operations of the Company and the Subsidiary.

"Excess CSC Consideration" means the amount by which the purchase price paid and to be paid (including any deferred purchase price) by the Company or the Subsidiary for the acquisition of CSC exceeds $3,000,000.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administration functions of or pertaining to government or any other government authority, agency, department, board, commission or instrumentality of the United States, any foreign government, any state of the United States or any political subdivision thereof, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority.

"Indebtedness" means, without duplication, (i) all indebtedness of or any obligation of the Company and the Subsidiary for borrowed money, whether current, short-term, or long-term, secured or unsecured, (ii) all indebtedness of the Company and the Subsidiary for the deferred purchase price for purchases of property outside the ordinary course which is not evidenced by trade payables, (iii) all lease obligations of the Company and the Subsidiary under leases which are capital leases in accordance with GAAP, (iv) all off-balance sheet financings of the Company and the Subsidiary including, without limitation, synthetic leases and project financing, (v) any payment obligations of the Company or the Subsidiary in respect of banker's acceptances or letters of credit (other than stand-by letters of credit in support of ordinary course trade payables), (vi) any liability of the Company or the Subsidiary with respect to interest rate swaps, collars, caps and similar hedging obligation,
(vii) any present, future or contingent obligations of the Company or the Subsidiary under (A) any phantom stock or equity appreciation rights, plan or agreement, (B) any consulting, deferred pay-out or earn-out arrangements in connection with the purchase of any business or entity or (C) any non-competition agreement, (viii) an amount equal to the Seller's Expenses, if any, paid by the Company or the Subsidiary, (ix) 50% of the amount of any liability as of the Closing of the Company or the Subsidiary under deferred compensation plans (other than Stock Option Plans) of the type reflected under "Other Long-Term Liabilities" on the balance sheet in the Audited Financial Statements (which liability shall be determined consistently with its determination on such balance sheet) and (x) any accrued and unpaid interest (to the extent not otherwise included as a reduction of Excess Cash) or any contractual prepayment premiums, penalties or similar contractual charges resulting from the transactions contemplated hereby or the discharge of such obligations with respect to any of the foregoing. Indebtedness shall: (i) include any amount of Excess Cash applied to reduce Indebtedness from the close of business on the business day prior to the Closing Date through the Closing, (ii) include an amount by which Buyer's Share of Excess Cash has been reduced by virtue of the use of Cash to pay (A) the Excess CSC Consideration and (B) the $75,000 principal payment to reduce Tranche B (as set forth in Section 4.06(o)) and
(iii) be reduced by the Allowable Deferred Acquisition Amount (if any).

"Lien" or "Liens" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company or the Subsidiary, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or the Subsidiary under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

"Material Adverse Effect" means a material adverse effect on the business, results of operations, properties, assets or condition (financial or otherwise) of the Company or the Subsidiary, taken as a whole, other than with respect to any adverse effects which, directly or indirectly, relate to or result from (i) public or industry knowledge relating to the transactions contemplated by this Agreement or (ii) general economic conditions generally affecting the industry in which the Company and the Subsidiary compete.

"Permitted Liens" means (i) Liens for taxes, assessments and governmental charges or Liens which are either not yet due or being contested in good faith;
(ii) deposits, Liens or pledges made in connection with, or to secure payment of, performance of bids or trade contracts, surety and appeal bonds, performance bonds, compensation, unemployment insurance, old age pensions or other social security obligations that are not due and payable or which are being contested in appropriate proceedings; (iii) operating leases or purchase money security interests in any property acquired by the Company or the Subsidiary in the ordinary course of business to the extent disclosed in the schedules to this Agreement or reflected in the most recent Financial Statement; (iv) statutory interests or title of a lessor under any lease disclosed in the schedules to this Agreement; (v) carriers', warehousemen's, statutory mechanics, materialmen's or contractors' Liens or encumbrances or any similar statutory Lien which is not filed and for which no amounts are past due or in dispute and other like Liens arising in the ordinary course of business and securing obligations not yet due and payable; (vi) matters which would be disclosed by an accurate survey of each parcel of real property; (vii) zoning restrictions, easements, rights-of-way, restrictions, licenses, covenants, conditions, rights of way and other similar charges and encumbrances not interfering with the ordinary conduct of the business of the Company and the Subsidiary or materially detracting from the value of the assets of the Company and the Subsidiary, (v) Liens outstanding on the date hereof which secure Indebtedness to be repaid on the Closing Date and which are described in the Schedules to this Agreement and
(vi) Liens which individually or in the aggregate are not material.

"Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

"Pro Rata Share" means the pro rata share of each Shareholder as set forth on the Shareholders Schedule.

"Tax" or "Taxes" means any federal, state, local or foreign income, gross receipts, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, including any interest, penalty or addition thereto, whether disputed or not.

"Tax Returns" means any return, report, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

                                   ARTICLE XII
                                  MISCELLANEOUS

            12.01 Press Releases and Communications. No press release or public announcement related to this Agreement or the transactions contemplated herein, or prior to the Closing any other announcement or communication to the employees, customers or suppliers of the Company or the Subsidiary, shall be issued or made without the joint approval of Buyer and the Shareholders' Representative, unless required by law (in the reasonable opinion of counsel) or court order in which case Buyer and the Shareholders'

Representative shall have the right to review such press release or announcement prior to publication.

            12.02 Expenses. Except as otherwise expressly provided herein, the Shareholders (on behalf of themselves and the Shareholders' Representative) shall pay all of their own expenses and those incurred by the Company (other than amounts (if any) incurred by the Company in relation to the financing referenced in Section 5.07) or the Subsidiary (including attorneys' and accountants' fees and expenses) (the "Seller's Expenses"), and Buyer shall pay all of its own expenses (including attorneys' and accountants' fees and expenses), incurred in connection with the negotiation of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not); provided that Buyer shall pay all filing fees required under the HSR Act; and provided, further, that the Shareholders' Representative may elect to have the Company pay the Seller's Expenses, in which case, the amount of such Seller's Expenses so paid shall be included in the definition of Indebtedness as set forth therein.

            12.03 Waiver of Certain Transfer Restrictions. In connection with the transactions contemplated in this Agreement, the Shareholders hereby expressly waive the applicability of any provision of that certain Stockholders Agreement, dated as of August 31, 1995 (as amended, the "Stockholders Agreement"), between the Company, the Shareholders and the other parties listed on the signature page thereto, and the Stockholders Agreement and Registration Rights Agreement, dated as of August 31, 1995, shall terminate and be of no further force and effect as of the Closing.

            12.04 Knowledge Defined. For purposes of this Agreement, the term "the Company's knowledge" and any similar terms used herein shall mean the actual current knowledge of Mark W. Oppegard, Bruce E. Nevius, Lawrence Rempe, William Allen, and Thomas Hoff without any duty to investigate. The "Buyer's knowledge" and any similar term used herein shall mean the actual current knowledge of Robert B. Haas and Douglas D. Wheat, without any duty to investigate.

            12.05 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, delivered by Federal Express or similar overnight courier service or mailed by first class mail, return receipt requested. Notices, demands and communications to Buyer, the Company and the Shareholders shall, unless another address is specified in writing, be sent to the address indicated below:

            Notices to Buyer:

            NBC Merger Corp.
            in care of Haas Wheat & Partners Incorporated
            300 Crescent Court - Suite 1700
            Dallas, TX  75201
            Telecopier:  (214) 871-8317
            Attn: Robert B. Haas or
                  Douglas D. Wheat

            with a copy to:

            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York  10019-6064
            Attn.: Robert M. Hirsh, Esq.
            Telecopier:  (212) 757-3990

            Notices to Shareholders or the Shareholders' Representative:

            Olympus Partners
            Metro Center
            One Station Place
            Stamford, CT  06902
            Attn: Louis J. Mischianti

            with a copy to:

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, Illinois 60601
            Attn: William S. Kirsch, P.C.
                  John A. Schoenfeld

            Notices to Company:

            NBC Acquisition Corp.
            c/o Nebraska Book Company
            P.O. Box 80529
            4700 South 19th Street
            Lincoln, NE  68501-0529
            Attn: President
            with a copy (if prior to Closing) to:

            Olympus Partners
            Metro Center
            One Station Place
            Stamford, CT  06902
            Attn: Louis J. Mischianti

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, Illinois 60601
            Attn: William S. Kirsch, P.C.
                  John A. Schoenfeld

            with a copy (if after Closing) to:

            Haas Wheat & Partners Incorporated
            300 Crescent Court - Suite 1700
            Dallas, TX  75201
            Telecopier: (214) 871-8317
            Attn: Robert B. Haas or
                  Douglas D. Wheat

                  and

            Paul, Weiss, Rifkind, Wharton & Garrison
            1285 Avenue of the Americas
            New York, New York  10019-6064
            Attn.: Robert M. Hirsh, Esq.
            Telecopier: (212) 757-3990

            12.06 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by Buyer without the prior written consent of the Shareholders' Representative.

            12.07 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            12.08 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person.

            12.09 Amendment and Waiver. Any provision of this Agreement or the Schedules or Exhibits hereto may be amended or waived only in writing signed by Buyer, the Company and the Shareholders' Representative. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

            12.10 Complete Agreement. This Agreement and the documents referred to herein (including the Confidentiality Agreement) contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way. The representations and warranties by each party constitute the sole and exclusive representations and warranties of such party to the other parties hereto in connection with the transactions contemplated hereby, and each party understands, acknowledges and agrees that all other representations and warranties of any kind or nature expressed or implied are specifically disclaimed.

            12.11 Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

            12.12 Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

                            *      *      *      *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                    NBC MERGER CORP.


                                    By: /s/ Douglas D. Wheat
                                        ----------------------------------------
                                    Its: Senior Vice President


                                    NBC ACQUISITION CORP.


                                    By: /s/ Louis J. Mischianti
                                        ----------------------------------------
                                    Its: President

The undersigned hereby guarantees the obligation of Buyer under Section 8.02(b) and executes this Agreement as an acknowledgment of such guarantee and for no other purpose.

                                    HWH CAPITAL PARTNERS, L.P.

                                    By: HWH, L.P., general partner

                                          By: HWH Incorporated, general partner


                                          By: /s/ Robert B. Haas
                                              ----------------------------------
                                          Its: Chairman

                                    EXECUTING SHAREHOLDERS:


                                    OLYMPUS GROWTH FUND II, L.P.


                                    By: OGPII, L.P.
                                        ----------------------------------------
                                    Its: General Partner

                                    By: RSM, L.L.C.
                                        ----------------------------------------
                                    Its: a general partner

                                         /s/ Robert S. Morris
                                         ---------------------------------------
                                         Robert S. Morris
                                         President

                                    OLYMPUS EXECUTIVE FUND, L.P.


                                    By: OEF, L.P.
                                        ----------------------------------------
                                    Its: General Partner

                                    By: RSM, L.L.C.
                                        ----------------------------------------
                                    Its: a general partner

                                         /s/ Robert S. Morris
                                         ---------------------------------------
                                         Robert S. Morris
                                         President

                                    PMI MEZZANINE FUND, L.P.


                                    By: PACIFIC MEZZANINE INVESTORS, L.P.
                                        ----------------------------------------
                                    Its: General Partner

                                    By: /s/ Schuyler Lance
                                        ----------------------------------------
                                    Its: Principal

                                    THE LINCOLN NATIONAL LIFE
                                    INSURANCE COMPANY

                                    By:  Lincoln Investment Management, Inc.
                                         Its Attorney-in-Fact


                                    By: /s/ Mark Golenzer
                                        ----------------------------------------
                                        Name:  Mark Golenzer
                                        Title: Vice President

                                    LINCOLN NATIONAL INCOME FUND, INC


                                    By: /s/ David C. Fischer
                                        ----------------------------------------
                                        Name:  David C. Fischer
                                        Title: Vice President

                                    CHASE CAPITAL PARTNERS


                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Its: General Partner

                                    By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    SECURITY-CONNECTICUT LIFE INSURANCE COMPANY


                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                    Its: Assistant Treasurer

                                    MARK W. OPPEGARD


                                    By: /s/ Mark W. Oppegard
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    BRUCE E. NEVIUS


                                    By: /s/ Bruce E. Nevius
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    LARRY R. REMPE


                                    By: /s/ Larry R. Rempe
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    THOMAS A. HOFF


                                    By: /s/ Thomas A. Hoff
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    KENNETH F. JIROVSKY


                                    By: /s/ Kenneth F. Jirovsky
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    WILLIAM H. ALLEN


                                    By: /s/ William H. Allen
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    ARDEAN A. ARNDT


                                    By: /s/ Ardean A. Arndt
                                        ----------------------------------------
                                    Its: Shareholder
                                        ----------------------------------------

                                    MICHAEL D. MARK


                                    By: /s/ Michael D. Mark
                                        ----------------------------------------
                                    Its: Shareholder
                                         ---------------------------------------

                                    EXHIBITS

Exhibit  A              Form of Letter of Transmittal

Exhibit  B              Merger Certificate

Exhibit  C              Company Certificate

Exhibit  D              Buyer Certificate

                                   SCHEDULES

Shareholders                        (Recitals, ss.ss. 1.01, 3.03, 4.04)

Indebtedness Schedule               (ss.ss. 1.05, 3.01, 4.06, 4.22, 6.01)

Collegiate Services Corporation     (ss. 2.01(e))

Converting Shareholders             (ss. 2.01(i))

Governmental Consents               (ss.ss. 2.01, 4.14)

Subsidiaries                        (ss. 4.02)

Authorization                       (ss. 4.03)

Capital Stock                       (ss.ss. 4.04, 4.09)

Accounting                          (ss. 4.05)

Developments                        (ss. 4.06)

Leased Real Property                (ss. 4.07)

Owned Real Property                 (ss. 4.07)

Liens                               (ss.ss. 4.09, 4.20)

Taxes                               (ss. 4.08)

Contracts                           (ss.ss. 4.09, 4.23)

Licenses                            (ss. 4.10)

Intellectual Property               (ss. 4.11)

Litigation                          (ss. 4.12)

Employee Benefits                   (ss. 4.15)

Insurance                           (ss. 4.16)

Compliance with Laws                (ss. 4.17)

Environmental Compliance            (ss. 4.18)

Transactions with Affiliates        (ss. 4.21)

                                                                       Exhibit A

                           Merger of NBC Merger Corp.,

                      with and into NBC Acquisition Corp.,

                 By Mail:                      By Hand or Overnight Courier:
                 [       ]                              [        ]

                         [FORM OF] LETTER OF TRANSMITTAL

=====================================================================================
Name & Address of Registered                         Certificate(s) Surrendered
Holder(s):
(Please fill in if blank, include zip code)    Certificate Number    Number of Shares
-------------------------------------------------------------------------------------
                                               ------------------    ----------------

                                               ------------------    ----------------

                                               ------------------    ----------------

                                               ------------------    ----------------
                                               Total
=====================================================================================

      The certificate(s) listed above, for shares of common stock, par value $.01 per share ("Shares"), of NBC Acquisition Corp., a Delaware corporation (the "Company"), is/are surrendered herewith in exchange for (i) the right to receive the Per Share Cash Consideration Amount (as defined in the Merger Agreement dated January 6, 1998 among the Company, Buyer and the Executing Shareholders (as defined therein) (the "Merger Agreement")) for each Share surrendered or
(ii) subject to Section 3.04 of the Merger Agreement, an equal number of shares of common stock, par value $0.01, of Buyer ("Buyer Shares"), in each case, in accordance with the terms and conditions of the Merger Agreement.

      I am a party named on the Converting Shareholders Schedule to the Merger Agreement and hereby elect to convert _____________ of the Shares surrendered hereby into Buyer Shares, pursuant to Section 3.02(b)(ii) of the Merger Agreement, and the remainder of the Shares surrendered hereby into the right to receive the Per Share Cash Consideration Amount. [strike if not applicable]

Please issue certificate(s) as indicated above (see "A" or "B" below if required).

=====================================================================================
"A" SPECIAL EXCHANGE                        "B" SPECIAL DELIVERY
INSTRUCTIONS                                INSTRUCTIONS
-------------------------------------------------------------------------------------
(See instruction 4 on reverse side)         To be completed only if a certificate(s)
To be completed only if a certificate(s)    and check, if any, is/are to be issued to
and check, if any, is/are to be issued to   the registered holder(s) but delivered to
someone other than the registered           someone other than the registered
holder(s).                                  holder(s).

NAME                                        NAME
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ADDRESS (include zip code)                  ADDRESS (include zip code)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Taxpayer Identification Number
(TIN):
=====================================================================================

   REQUIRED: TAXPAYER IDENTIFICATION NUMBER & CERTIFICATION (SEE INSTRUCTION 6)

================================================================================
Taxpayer Identification Number (TIN)/Social Security Number:
================================================================================

CERTIFICATION: Under penalties of perjury, I hereby certify as follows:

      (1) The number shown above is my correct taxpayer identification number, or I am waiting for a number to be issued to me, and

      (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

IMPORTANT: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

REPRESENTATIONS AND WARRANTIES: I hereby represent and warrant to the Company as follows:

      (A) As of the date hereof, [I am/we are] the beneficial owner(s) of the Shares being transferred hereby and have full power and authority to transfer such Shares and surrender the certificate(s) submitted in connection herewith. Upon the delivery to [me/us] by Buyer of the Per Share Cash Consideration Amount or Buyer Shares, as the case may be, in respect of the Shares surrendered hereby, neither Buyer nor the Company will be subject to any adverse claim in respect of such certificate(s).

      (B) I am acquiring the Buyer Shares with the present intention of holding them for investment purposes and not with a view to, or in connection with, any distribution thereof in violation of any federal or state securities laws.

      (C) Upon request, I will execute and deliver any additional documents reasonably deemed appropriate or necessary by Buyer or the Company in connection with the surrender of the certificate(s) surrendered hereby.


IMPORTANT PLEASE SIGN HERE               Signature Guarantee
                                         (see instruction 4 on reverse side)
--------------------------------------------------------------------------------

Signature of Owner
--------------------------------------------------------------------------------


Signature of Co-Owner, If Any            Eligible Guarantor Institution
--------------------------------------------------------------------------------


Telephone Number              Date:      Official Signature
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

1.    GENERAL

      This Transmittal should be properly filled in, dated and signed by the holder(s) of the shares which are being surrendered, and delivered or
      mailed with the stock certificate(s) for Shares to [                  ] at
      the address on the cover. The method of delivery is at your option and risk, but if sent by mail, we suggest insured registered mail with return receipt.

2.    STOCK ISSUED IN SAME NAME

      If a new share certificate is to be issued in the same name as the shares surrendered, simply sign this Transmittal and provide Taxpayer Identification Number (See No. 6 below). In this case, no endorsement of the stock certificate is required.

3.    STOCK ISSUED IN DIFFERENT NAME

      If the new share certificate is to be issued in a name other than that of the registered holder(s) of the shares surrendered, the signature(s) on this Transmittal must be guaranteed by an eligible guarantor institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings and loan that is a member of the Medallion Signature Guarantee Program. A verification by a notary public is not acceptable.

4.    ENDORSEMENT

      This Transmittal should be endorsed exactly as the name(s) appear(s) on the face of the certificate(s). In case the endorsement is executed by an attorney, executor, administrator, guardian or other fiduciary, or by an officer of a corporation, the person executing the endorsement must give his full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with the certificate(s) surrendered. If the endorsement is executed by anyone other than the registered holder(s) of the shares surrendered, please provide legal documentation which will serve as appropriate evidence of authority to act. If you have questions about appropriate documentation, please call the telephone number listed below.

5.    TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

      You are required to provide the Company with a correct Taxpayer Identification Number (TIN) or Social Security Number and certification, which is provided on the front hereof. Failure to provide the information may subject you to a 31% federal income tax withholding on any cash payment to you.

6.    LOST CERTIFICATE

      If any Share certificate(s) are lost, please complete this Transmittal with the notation that such certificate(s) are lost and deliver or mail the Transmittal as instructed above. The Company will send you an
      Affidavit of Loss, which you will need to complete and return to [      ].
      You will be required to pay an indemnity bond premium fee, which is equal to 2% of the market value of your lost certificate.

7.    STOCK IN THE NAME OF DECEDENT

      If any Share certificate(s) are currently registered in the name of a decedent, please see No. 4 above.

8.    QUESTIONS

      For further information, please call [              ] at [           ]. If
      you have any unusual circumstances for which you need assistance, please call prior to sending in your certificates for exchange in order to expedite the exchange of your certificates.

                                                                       Exhibit B


                              CERTIFICATE OF MERGER

                                       OF

                                NBC MERGER CORP.

                                      INTO

                              NBC ACQUISITION CORP.


                UNDER SECTION 251 OF THE GENERAL CORPORATION LAW

                            OF THE STATE OF DELAWARE

      Pursuant to Section 251 of the General Corporation Law of the State of Delaware (the "DGCL"), NBC Acquisition Corp., a Delaware corporation (the "Company"), hereby certifies to the following information relating to the merger (the "Merger") of NBC Merger Corp., a Delaware corporation (the "Merging Company"), into the Company:

      FIRST: That the names and states of incorporation of the Company and the Merging Company, which are the constituent corporations in the Merger (the "Constituent Corporations"), are as follows:

            Name                                     State
            ----                                     -----

            NBC Acquisition Corp.                    Delaware
            NBC Merger Corp.                         Delaware

      SECOND: That the Agreement and Plan of Merger dates as of January 6, 1998 (the "Merger Agreement") between the Constituent Corporations and the Executing Shareholders (as defined therein) setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the provisions of section 251 of the DGCL.

      THIRD: That NBC Acquisition Corp. is the corporation that will survive the Merger (the "Surviving Corporation").

      FOURTH: That the Certificate of Incorporation of the Surviving Corporation is hereby amended as follows:

      (1) Article Fourth is amended to read in its entirety as follows: "The total number of shares of stock that his corporation shall have authority to issue is five million (5,000,000) shares of Class A Common Stock, $.01 par value per share ("Common Stock"). Each share of Common Stock shall be entitled to one vote."

      Except to the extent amended hereby, the provisions of the Certificate of Incorporation of the Surviving Corporation shall remain unmodified and in full force and effect.

      FIFTH: That the executed Merger Agreement is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is: [insert]

      SIXTH: That a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either of the Constituent Corporations.

      SEVENTH: That this Certificate of Merger shall be effective on February [11], 1998.

        IN WITNESS WHEREOF, NBC Acquisition Corp. has caused this certificate to be signed by its President this __ day of February, 1998


                                       NBC ACQUISITION CORP.


                                       By:
                                          --------------------------------------
                                          President

ATTEST:


By:
   --------------------------
   Secretary

                                                                       EXHIBIT C

                               COMPANY CERTIFICATE
                              NBC ACQUISITION CORP.

            I, Louis J. Mischianti, do hereby certify that I am the duly elected and acting President of NBC Acquisition Corp., a Delaware corporation (the "Company"). This Certificate is executed and delivered pursuant to the Merger Agreement dated the date hereof (the "Merger Agreement") between the Company, NBC Merger Corp., a Delaware corporation and each of the Persons executing the Merger Agreement as an Executing Shareholder. Unless otherwise indicated herein, all capitalized terms used and not defined in this Certificate shall have the meaning ascribed to such terms in the Merger Agreement. In my capacity as such officer of the Company, I DO HEREBY CERTIFY THAT:

            1. The preconditions specified in Section 2.01(a)-(i) of the Merger Agreement have been satisfied;

            IN WITNESS WHEREOF, I have executed this Certificate on this ____ day of January, 1998.


                                       NBC ACQUISITION CORP.


                                       By:
                                          --------------------------------------
                                          Name: Louis J. Mischianti
                                          Its:  President

                                                                       EXHIBIT D

                                BUYER CERTIFICATE
                                NBC MERGER CORP.

            I, _______________, do hereby certify that I am the duly elected and acting President of NBC Merger Corp., a Delaware corporation (the "Buyer"). This Certificate is executed and delivered pursuant to the Merger Agreement dated the date hereof (the "Merger Agreement") between the Buyer, NBC Acquisition Corp., a Delaware corporation and each of the Persons executing the Merger Agreement as an Executing Shareholder. Unless otherwise indicated herein, all capitalized terms used and not defined in this Certificate shall have the meaning ascribed to such terms in the Merger Agreement. In my capacity as such officer of the Buyer, I DO HEREBY CERTIFY THAT:

            1. The preconditions specified in Section 2.02(a)-(d) of the Merger Agreement have been satisfied;

            IN WITNESS WHEREOF, I have executed this Certificate on this ___ day of January, 1998.


                                       NBC Merger Corp.


                                       By:
                                          --------------------------------------
                                       Its: President